UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023 (December 28, 2023)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2023, the Board of Directors (the “Board”) of Medalist Diversified REIT, Inc. (the “Company”) approved a resolution to elect for the Company to be subject to Section 3-803 of Subtitle 8 of Title 3 of the Maryland General Corporation Law (the “MGCL”). Subtitle 8 of Title 3 of the MGCL is commonly referred to as the Maryland Unsolicited Takeovers Act. Section 3-803 of the MGCL permits the board of directors of a Maryland corporation with a class of equity securities registered under the Securities Exchange Act of 1934, as amended, and at least three independent directors to elect to classify its board of directors without stockholder approval.

As a result of the Company’s election to be subject to Section 3-803 of the MGCL, the Board will be classified into three separate classes of directors, with directors in each class generally serving three-year terms. The term of the Class I directors shall continue until the first annual meeting of stockholders after the date on which the Company becomes subject to Section 3-803 of the MGCL and until their successors are elected and qualify. The Class I directors are David Lunin and Charles S. Pearson, Jr. The term of the Class II directors shall continue until the second annual meeting of stockholders after the date on which the Company becomes subject to Section 3-803 of the MGCL and until their successors are elected and qualify. The Class II directors are Emanuel Neuman and Timothy O’Brien. The term of the Class III directors shall continue until the third annual meeting of stockholders after the date on which the Company becomes subject to Section 3-803 of the MGCL and until their successors are elected and qualify. The Class III directors are Francis P. Kavanaugh and Neil P. Farmer.

On December 29, 2023, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (“SDAT”) reflecting the adoption of this resolution. The Articles Supplementary will become effective upon acceptance by the SDAT for record.

The foregoing description of the Articles Supplementary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles Supplementary of Medalist Diversified REIT, Inc., dated as of December 28, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: December 29, 2023	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer